MFS(R) GOVERNMENT SECURITIES FUND

                      Supplement to the Current Prospectus

Effective March 18, 2002, the Portfolio Manager section of the prospectus for the MFS Government Securities Fund is hereby restated as follows: The fund is managed by a team of portfolio managers.

                 The date of this Supplement is March 25, 2002.